                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                          ___________________________


                                   FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (date of earliest event report)            October 15, 1998
                                                            --------------------

The Money Store Home Improvement Loans Backed Certificates, Series 1998_I and the Originators as listed below under a Pooling and Servicing Agreement dated as of August 31, 1998 providing for the issuance of the Money Store Home Improvement Loan Backed Certificates, Series 1998_I

                       TMS Mortgage Inc.
                       The Money Store Home Equity Corp.
                       The Money Store/Minnesota Inc.
                       The Money Store/Kentucky Inc.
                       The Money Store/D.C. Inc.
                       -------------------------
            (Exact name of registrant as specified in its charter)


New Jersey                         333-20817                       Applied For
----------                        -----------                      -----------

State or other                     (Commission                     (IRS Employer
jurisdiction of                    File Number)                    ID Number)
incorporation)


2840  Morris Avenue, Union, New Jersey 07083
------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                                908-686-2000
                                                                    ------------

                                     n/a
-------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5    Other Events
          ------------

     Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the October 15, 1998 Remittance Date.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                       THE MONEY STORE INC.


                                                       By:/s/ Harry Puglisi
                                                       -------------------------
                                                               Harry Puglisi
                                                               Treasurer



     Dated:           10/31/98

                            SERVICER'S CERTIFICATE

IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
AGREEMENT DATED AS OF AUGUST 31, 1998, THE MONEY STORE INC. REPORTS
THE FOLLOWING INFORMATION PERTAINING TO THE HOME IMPROVEMENT TRUST1998-I FOR THE OCTOBER 9, 1998 DETERMINATION DATE.

1.  AGGREGATE AMOUNT RECEIVED                                        $3,582,175.43


    LESS: SERVICE FEE                                                    35,517.57
          CONTINGENCY FEE                                                35,517.57
          OTHER SERVICER FEES (Late Charges / Escrow)                     4,429.64
          UNREIMBURSED MONTHLY ADVANCES                                       0.00
                                                                     --------------

                                                                         75,464.78
    PLUS: MONTHLY ADVANCE - INCLUDING
             COMPENSATING INTEREST                                      244,439.50
          PRE-FUNDING ACCOUNT TRANSFER                                        0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER                               0.00
                                                                     --------------

                                                                        244,439.50
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                                   0.00

                                                                     --------------
    AVAILABLE REMITTANCE AMOUNT (I-2)                                 3,751,150.15
                                                                     ==============


2.  (A) ORIGINAL CLASS AH PRINCIPAL BALANCE                         155,250,000.00

    (B) ORIGINAL CLASS MH-1PRINCIPAL BALANCE                         16,750,000.00

    (C) ORIGINAL CLASS MH-2 PRINCIPAL BALANCE                        15,250,000.00

    (D) ORIGINAL CLASS BH PRINCIPAL BALANCE                          12,750,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
    CLASS AH                                                          3,230,706.15
    CLASS MH-1                                                                0.00
    CLASS MH-2                                                                0.00
    CLASS BH                                                                  0.00

  TOTAL PRINCIPAL DISTRIBUTION AMOUNT:                                3,230,706.15

4. THE AMOUNT ON DEPOSIT IN THE SPREAD ACCOUNT AND
   THE SUPPLEMENTAL ACCOUNT
   (A) BEFORE ALL DISTRIBUTIONS ARE MADE                                     0.00
   (B) AFTER ALL DISTRIBUTIONS ARE MADE                                      0.00

5. (A) POOL SUBORDINATED AMOUNT

   (B) POOL SPECIFIED SUBORDINATED AMOUNT                           10,300,000.00

   (C) POOL AVAILABLE MAXIMUM SUBORDINATED AMOUNT                   10,365,776.00

6. PRINCIPAL PREPAYMENT RECEIVED DURING
   THE DUE PERIOD
   AMOUNT                                                            1,022,428.53
   # OF LOANS                                                                  79

7. AMOUNT OF CURTAILMENTS RECEIVED DURING
   THE DUE PERIOD                                                      263,772.56

8. AMOUNT OF EXCESS AND MONTHLY PAYMENTS
   IN RESPECT OF PRINCIPAL RECEIVED DURING
   THE DUE PERIOD                                                      409,656.84

9. AMOUNT OF INTEREST RECEIVED                                       1,855,504.58

10. (A)  AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
          THE DETERMINATION DATE
          MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
          ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                    244,439.50

    (B)  AMOUNT OF COMPENSATING INTEREST                                41,971.53

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12. AMOUNT OF REALIZED LOSSES DURING
    THE DUE PERIOD                                                           0.00

13. CLASS AH REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                 390,313.68
     (B) PRINCIPAL DISTRIBUTION AMOUNT              3,230,706.15

     TOTAL CLASS AH REMITTANCE AMOUNT                                3,621,019.83

    CLASS MH-1 REMITTANCE AMOUNT:
     (A) CURRENT INTEREST REQUIREMENT                  44,195.58
     (B) PRINCIPAL DISTRIBUTION AMOUNT                      0.00

                                                                        44,195.58

      CLASS MH-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT            41,593.32
         (B) PRINCIPAL DISTRIBUTION AMOUNT                0.00

         TOTAL CLASS MH-2 REMITTANCE AMOUNT                            41,593.32

      CLASS BH REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT            41,008.08
         (B) PRINCIPAL DISTRIBUTION AMOUNT                0.00

         TOTAL CLASS BH REMITTANCE AMOUNT                              41,008.08

    AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT           517,110.67
         (B) PRINCIPAL DISTRIBUTION AMOUNT        3,230,706.15

         TOTAL REMITTANCE AMOUNT                                    3,747,816.82

    CLASS AH INTEREST CARRYFORWARD AMOUNT                                   0.00
    CLASS MH-I INTEREST CARRYFORWARD AMOUNT                                 0.00
    CLASS MH-2 INTEREST CARRYFORWARD AMOUNT                                 0.00
    CLASS BH INTEREST CARRYFORWARD AMOUNT                                   0.00

14. (A) THE REIMBURSABLE AMOUNTS                                            0.00
    (B) CLASS X REMITTANCE AMOUNT PAYABLE
       PURSUANT TO SECTION 6.08(d)(z)(xix)                                  0.00

15. (A) CLASS AH PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                        152,019,293.85

    (B) CLASS MH-1 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                         16,750,000.00

    (C) CLASS MH-2 PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                         15,250,000.00

    (D) CLASS BH PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                         12,750,000.00

    (E) TOTAL POOL PRINCIPAL BALANCE AFTER
        DISTRIBUTION TO BE MADE ON THE
        REMITTANCE DATE AND AFTER ALLOCATION
        OF REALIZED LOSSES                                        196,769,293.85

16. (A) MONTHLY EXCESS SPREAD PERCENTAGE                                                  100.00%

    (B) EXCESS SPREAD                                                               1,579,500.08

    (C) REMAINDER EXCESS SPREAD AMOUNT                                                      0.00

17. CUMULATIVE REALIZED LOSSES                                                              0.00

18. (A) WEIGHTED AVERAGE MATURITY                                                        229.542

    (B) WEIGHTED AVERAGE INTEREST RATE                                                    13.028%

19. (A) SERVICING FEE FOR THE RELATED DUE PERIOD                                       35,517.57

    (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                                     35,517.57

    (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT - TRUSTEE                         3,333.33

    (D) FHA PREMIUM ACCOUNT                                                            26,404.06

20. AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
    SERVICERS PURSUANT TO:

       (A) SECTION 5.04 (b)                                                                 0.00
       (B) SECTION 5.04 (c)                                                                 0.00
       (C) SECTION 5.04 (d)(ii)                                                             0.00
       (D) SECTION 5.04 (e)                                                                 0.00
       (E) SECTION 5.04 (f)(i)                                                         71,035.14

21. CLASS AH POOL FACTOR (I-5):
    CURRENT CLASS AH PRINCIPAL BALANCE                           152,019,293.85       0.09791903
    ORIGINAL CLASS AH PRINCIPAL BALANCE                          155,250,000.00

    CLASS MH-1 POOL FACTOR (I-5):
    CURRENT CLASS MH-1 PRINCIPAL BALANCE                          16,750,000.00       1.00000000
    ORIGINAL CLASS MH-1 PRINCIPAL BALANCE                         16,750,000.00

    CLASS MH-2 POOL FACTOR (I-5):
    CURRENT CLASS MH-2 PRINCIPAL BALANCE                          15,250,000.00       1.00000000
    ORIGINAL CLASS MH-2 PRINCIPAL BALANCE                         15,250,000.00

    CLASS BH POOL FACTOR (I-5):
    CURRENT CLASS BH PRINCIPAL BALANCE                            12,750,000.00       1.00000000
    ORIGINAL CLASS BH PRINCIPAL BALANCE                           12,750,000.00

    POOL FACTOR:
    CURRENT POOL PRINCIPAL BALANCE                               196,769,293.85       0.98384647
    ORIGINAL POOL PRINCIPAL BALANCE                              200,000,000.00

22. (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE                                             13.028%

    (B) ADJUSTED MORTGAGE INTEREST RATE OF THE MORTGAGE LOANS                               14.578%

    (C) WEIGHTED AVERAGE CLASS AH, CLASS MH-1
        CLASS MH-2 AND CLASS BH
        ADJUSTED MORTGAGE LOAN REMITTANCE RATE                                             5.84013%
                                                                                     -----------------------
    (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR                                   08/31/98    09/30/98
                                                                                     -----------------------
                                                                                        13.026%     13.028%

   23. CLASS AH REMITTANCE RATE                                                            5.65672%
       CLASS MH-1 REMITTANCE RATE                                                          5.93672%
       CLASS MH-2 REMITTANCE RATE                                                          6.13672%
       CLASS BH REMITTANCE RATE                                                            7.23672%

       IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
       LIBOR PLUS MARGIN FOR  CLASS AH
                          CLASS MH-1
                          CLASS MH-2
                          CLASS BH

   24. LIBOR RATE                                                                          5.62500%

   25. NET FUNDS CAP

   26. (A) IF THE REMITTANCE RATEIF BASED ON NET FUNDS CAP
           AMOUNT OF SUPPLEMENTAL PAYMENT FOR CLASS AH                                        0.00
                                         CLASS MH-1                                           0.00
                                         CLASS MH-2                                           0.00
                                         CLASS BH                                             0.00

       (B) CLASS AH CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER
           CLASS MH-1 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER
           CLASS MH-2 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER
           CLASS BH CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER


   27. (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
           INTEREST CARRYOVER FOR CLASS AH                                                    0.00
                               CLASS MH-1                                                     0.00
                               CLASS MH-2                                                     0.00
                               CLASS BH                                                       0.00

           AGGREGATE DISTRIBUTION ALLOCABLE TO LIBOR INTEREST CARRYOVER AMOUNT                0.00

       (B) CLASS AH LIBOR INTEREST CARRYOVER BALANCE                                          0.00
           CLASS MH-1 LIBOR INTEREST CARRYOVER BALANCE                                        0.00
           CLASS MH-2 LIBOR INTEREST CARRYOVER BALANCE                                        0.00
           CLASS BH LIBOR INTEREST CARRYOVER BALANCE                                          0.00

           AGGREGATE LIBOR INTEREST CARRYOVER BALANCE                                         0.00

28. IS TRIGGER EVENT IN EFFECT
                                                                                               100.00%
29.    CLASS A PERCENTAGE
       CLASS MH-1 PERCENTAGE
       CLASS MH-2 PERCENTAGE                                                                   100.00%
       CLASS BH PERCENTAGE

30. (A) POOL AGGREGATE APPLIED REALIZED LOSS AMOUNT
        CLASS AH APPLIED REALIZED LOSS AMOUNT                                                    0.00
        CLASS MH-1 APPLIED REALIZED LOSS AMOUNT                                                  0.00
        CLASS MH-2 APPLIED REALIZED LOSS AMOUNT                                                  0.00
        CLASS BH APPLIED REALIZED LOSS AMOUNT                                                       0
                                                                                                 0.00
    (B) POOL AGGREGATE REALIZED LOSS AMOUNT                                                      0.00
        CLASS AH REALIZED LOSS AMOUNT                                                            0.00
        CLASS MH-1 REALIZED LOSS AMOUNT
        CLASS MH-2 REALIZED LOSS AMOUNT                                                          0.00
        CLASS BH REALIZED LOSS AMOUNT                                                            0.00

    (C) POOL AGGREGATE UNPAID REALIZED LOSS AMOUNT                                               0.00
        CLASS AH UNPAID REALIZED LOSS AMOUNT
        CLASS MH-1 UNPAID REALIZED LOSS AMOUNT                                                   0.00
        CLASS MH-2 UNPAID REALIZED LOSS AMOUNT
        CLASS BH UNPAID REALIZED LOSS AMOUNT

31. ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT
                                                                                                 0.00
32. (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
      FOR THE DUE PERIOD                                                                    26,404.06
    (B) AMOUNT REIMBURURSABLE TO THE SERVICER AND/OR THE
      CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                            0.00

33. AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS                                                  0.00
       RECEIVED DURING THE DUE PERIOD

34.  THE RESERVE AMOUNT FOR THE DUE PERIOD                                              20,000,000.00

35.   CLAIMS FILED DURING THE DUE PERIOD                                                            0

36.   CLAIMS PAID DURING THE PERIOD                                                                 0

37.   CLAIMS DENIED BY FHA DURING THE DUE PERIOD                                                    0

38.   CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                                           0

39.  NUMBER OF ALL DEFAULTED MORTGAGE LOANS PURCHASED DURING THE DUE PERIOD
     PRINCIPAL BALANCE OF ALL  DEFAULTED MORTGAGE LOANS PURCHASED DURING THE DUE PERIOD
       CERTIFICATE INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                              0

                                   EXHIBIT O
                 REMIC DELINQUENCIES AS OF -SEPTEMBER 30, 1998

RESIDENTIAL    OUTSTANDING         #
TRUST          DOLLARS             ACCOUNT     RANGES               AMOUNT           NO         PCT
1998-I          $198,304,142.07    10,242       1 TO 29 DAYS       20,364,096.77      1,047      10.27%
                                               30 TO 59 DAYS        1,426,025.38         84       0.72%
                                               60 TO 89 DAYS          304,617.36         19       0.15%
                                               90 AND OVER             10,583.91          1       0.01%

                                               FORECLOSURE                  0.00          0       0.00%
                                               REO PROPERTY                 0.00          0       0.00%


                                               TOTALS             $22,105,323.42      1,151      11.15%
                                                                =======================================

RESIDENTIAL TRUST 1998-I

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.

SUBCLAUSE            CLASS A-1        CLASS A-2        CLASS A-3           CLASS M-1
------------------------------------------------------------------------------------------
(ii)                      1,000.00        1,000.00          1,000.00            1,000.00

(vi)                          6.59            0.00              0.00                0.00

(vii)                         1.70            0.00              0.00                0.00

(viii)                        2.64            0.00              0.00                0.00

(xiii)    (a)                 2.51            2.64              2.73                3.22
          (b)                20.81            0.00              0.00                0.00
          (c)                 0.00            0.00              0.00                0.00
          (d)                 0.00            0.00              0.00                0.00

(xv)                        979.19        1,000.00          1,000.00            1,000.00

(xxxv)                        0.00            0.00              0.00                0.00